UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

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☐	Definitive Proxy Statement
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PAVMED INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PAVMED INC.

360 Madison Avenue, 25th Floor

New York, New York 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2023

To the Stockholders of PAVmed Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of PAVmed Inc., a Delaware corporation (the “Company”), will be held on [●], 2023 at 10:00 a.m., Eastern time. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/pavmed/sm2023. Please see the “Questions and Answers” in the accompanying proxy statement for more details.

The Special Meeting is being held for the following purposes:

1.	The Reverse Split Proposal. To approve an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect, at any time prior to the one-year anniversary date of the Special Meeting, (i) a reverse stock split of the Company’s outstanding shares of common stock (the “Reverse Split”) at a specific ratio, ranging from 1-for-5 to 1-for-15, to be determined by the Company’s board of directors (the “Board”) in its sole discretion, and (ii) an associated reduction in the number of shares of common stock the Company is authorized to issue (the “Authorized Capital Reduction”), from 250,000,000 shares to 50,000,000 shares.

2.	The Adjournment Proposal. To approve the adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the foregoing proposal.

The Board has set the close of business on February 1, 2023 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Special Meeting (the “record date”). The list of stockholders entitled to vote at the Special Meeting will be available for inspection at the Company’s headquarters at least ten days before the Special Meeting.

Your vote is important no matter how many shares you own. Whether or not you expect to attend the meeting, please submit a proxy electronically by Internet or telephone by following the instructions in these proxy materials or complete, sign and date the accompanying proxy card and return it promptly in the enclosed postage paid reply envelope. Your prompt response is necessary to ensure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the meeting by following the procedures described in the accompanying proxy statement.

By Order of the Board of Directors

Lishan Aklog, M.D.
Chief Executive Officer and Chairman of the Board

[●], 2023
New York, New York

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
of Stockholders to be Held on [●], 2023:

The Company’s Proxy Statement is available at http://www.cstproxy.com/pavmed/sm2023.

PAVMED INC.
360 Madison Avenue, 25th Floor
New York, New York 10017

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [●], 2023

INTRODUCTION

The Company is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Special Meeting to be held on [●], 2023, at 10:00 a.m., Eastern time, and any adjournment or postponement thereof. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/pavmed/sm2023. Please see the “Questions and Answers” below for more details.

This proxy statement and the accompanying proxy card are being mailed or made available to stockholders beginning on or around [●], 2023 in connection with the solicitation of proxies by the Board.

When and where will the meeting take place?

The Special Meeting will be held on [●], 2023, at 10:00 a.m., Eastern time, solely over the Internet by means of a live audio webcast. The Company will not conduct the meeting in-person.

Stockholders participating in the Special Meeting will be able to listen only and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the Special Meeting, virtual attendees will be able to:

●	vote via the Special Meeting webcast; and

●	submit questions or comments to the Company’s officers during the Special Meeting via the Special Meeting webcast.

Shareholders may submit questions or comments during the meeting through the Special Meeting webcast by typing in the “Submit a question” box.

What proposals are being presented for a stockholder vote at the Special Meeting?

There are two proposals being presented for stockholder vote at the Special Meeting:

●	to approve an amendment to the Company’s Certificate of Incorporation, to effect, at any time prior to the one-year anniversary date of the Special Meeting, (i) a reverse split of the Company’s outstanding shares of common stock (which is sometimes called the “Reverse Split” herein) at a specific ratio, ranging from 1-for-5 to 1-for-15, to be determined by the Board in its sole discretion, and (ii) an associated reduction in the number of shares of common stock the Company is authorized to issue (which is sometimes call the “Authorized Capital Reduction” herein), from 250,000,000 shares to 50,000,000 shares (which is sometimes called the “Reverse Split Proposal” herein); and

●	to approve the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve the foregoing proposal (which is sometimes called the “Adjournment Proposal” herein).

Stockholders will also consider any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

1

Why is the Special Meeting being held?

The Board believes that it is in the best interest of the Company’s stockholders to effect the Reverse Split in order to increase the per share trading price of the common stock, for two reasons:

●	On December 29, 2022, the Company received a notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that, for the prior 30 consecutive business days (through December 28, 2022), the closing bid price of the common stock had been below the minimum of $1 per share required for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). In order to regain compliance, the closing bid price of the common stock must be at least $1 for a minimum of ten consecutive business days.

●	The Board believes that the Reverse Split will make the common stock more attractive to a broader range of institutional and other investors, as the Company has been advised that the current per share trading price of the common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.

To obtain stockholder approval of the amendment effecting the Reverse Split, as required under the Delaware General Corporation Law (the “DGCL”), the Company called the Special Meeting. For more information on the reasons for the Reverse Split, see the discussion under “The Reverse Split Proposal—Reasons for the Reverse Split Proposal” below.

What are the recommendations of the Board?

The Board recommends that you vote:

●	“FOR” the Reverse Split Proposal; and

●	“FOR” the Adjournment Proposal.

Who is entitled to vote?

The holders of the Company’s common stock at the close of business on the record date, February 1, 2023, are entitled to vote at the Special Meeting. As of the record date, 97,721,415 shares of common stock were outstanding (inclusive of shares underlying unvested restricted stock awards). Holders of the Company’s common stock have one vote for each share that they own on such date.

What is the difference between a record holder and a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Continental Stock Transfer and Trust Company, then you are considered the “record holder” for those shares. If you are the record holder of your shares, you have the right to vote your shares by proxy or to attend the meeting and vote via the Special Meeting webcast.

If your shares are held through a bank, broker or other nominee, then you are considered to hold your shares in “street name.” While you are the “beneficial owner” of those shares, you are not considered the record holder. As the beneficial owner of shares of the Company’s common stock, you have the right to instruct your bank, broker or other nominee how to vote your shares. However, since you are not the record holder of your shares, you may not vote these shares at the Special Meeting unless you obtain a “legal proxy” from the stockholder of record.

How do I submit my vote?

Record Owners. Record holders can vote by the following methods:

●	By Attending the Special Meeting. You may attend the Special Meeting and vote via the Special Meeting webcast.

●	By Proxy via the Internet or Telephone. You may vote by proxy via the Internet or telephone. The proxy card enclosed with this proxy statement provides instructions for submitting a proxy electronically by Internet or telephone.

●	By Proxy via the Mail. You may vote by proxy by completing the enclosed proxy card and returning it in the postage-paid return envelope.

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Beneficial Owners. Beneficial owners of shares held in street name may instruct their bank, broker or other nominee how to vote their shares. Beneficial owners should refer to the materials provided to them by their nominee for information on communicating these “voting instructions.” Beneficial owners may not vote their shares at the Special Meeting unless they obtain a legal proxy from the stockholder of record and follow the instructions set forth below for attending the Special Meeting.

What does it mean to vote by proxy?

When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated the following individuals as your proxy holders for the Special Meeting: Lishan Aklog, M.D., the Company’s Chief Executive Officer and Chairman of the Board; and Dennis McGrath, the Company’s President and Chief Financial Officer.

Any proxy given pursuant to this solicitation and received in time for the Special Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” the Reverse Split Proposal and “FOR” the Adjournment Proposal. With respect to any other proposal that properly comes before the Special Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.

How do I attend the Special Meeting?

The Special Meeting will be a virtual meeting. Any stockholder wishing to attend the Special Meeting must register in advance. To register for and attend the Special Meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners. If you are a record holder, and you wish to attend the Special Meeting, go to https://www.cstproxy.com/pavmed/sm2023, enter the control number you received on your proxy card or notice of the meeting, and click on the “Click here to preregister for the online meeting” link at the top of the page. Immediately prior to the start of the Special Meeting, you will need to log back into the meeting site using your control number. You must register before the meeting starts.

Beneficial Owners. Beneficial owners who wish to attend the Special Meeting must obtain a legal proxy from the stockholder of record and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the Special Meeting. Beneficial owners should contact Continental Stock Transfer on or before [●], 2023.

Shareholders will also have the option to listen to the Special Meeting by telephone by calling:

●	Within the U.S. and Canada: (800) 450-7155 (toll-free)

●	Outside of the U.S. and Canada: (857) 999-9155 (standard rates apply)

The passcode for telephone access is 2648546#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described above.

What happens if I do not provide voting instructions to my bank, broker or other nominee?

If you are a beneficial owner and do not provide your bank, broker or other nominee with voting instructions and do not obtain a legal proxy, under the rules of various national and regional securities exchanges, the bank, broker or other nominee may generally vote on routine matters but cannot vote on non-routine matters. If the bank, broker or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the bank, broker or other nominee will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

The Company expects that the Reverse Split Proposal and the Adjournment Proposal will be considered routine proposals. If they are treated as routine matters as expected, broker non-votes should not occur with respect to these matters in connection with the Special Meeting.

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How do I revoke my proxy or voting instructions?

Record Owners. A record holder may revoke his, her or its proxy by (i) submitting a subsequent written notice of revocation that is received by the Company’s Secretary at any time prior to the voting at the Special Meeting, (ii) submitting a subsequent proxy prior to the voting at the Special Meeting or (iii) attending the Special Meeting and voting via the Special Meeting webcast. Attendance by a stockholder at the Special Meeting does not alone serve to revoke his or her proxy. Stockholders may send written notice of revocation to the Secretary, PAVmed Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017.

Beneficial Owners. Beneficial owners should refer to the materials provided to them by their bank, broker or other nominee for information on changing their voting instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the common stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions are voted neither “FOR” nor “AGAINST” a matter, but are counted in the determination of a quorum. Similarly, a “broker non-vote” may occur with respect to shares held in street name, when the bank, broker or other nominee is not permitted to vote such stock on a particular matter as described above. The shares subject to a proxy which are not being voted on a particular “non-routine” matter because of a broker non-vote will not be considered shares present and entitled to vote on the matter. These shares, however, may be considered present and entitled to vote on other “routine” matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that the shares are not being voted on any matter at the Special Meeting, in which case the shares will not be counted for purposes of determining the presence of a quorum.

How many votes are required to approve each proposal?

Reverse Split Proposal. Approval of the Reverse Split Proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote on such proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

Adjournment Proposal. The Adjournment Proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote on such proposal. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes on this matter, if any, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

Who is paying for this proxy statement and the solicitation of my proxy, and how are proxies solicited?

Proxies are being solicited by the Board for use at the Special Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. The Company also has engaged Morrow Sodali LLC (“Morrow Sodali”) as the Company’s proxy solicitor to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow Sodali its customary fee. The Company also will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses.

In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

Who can help answer my questions?

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the proxy statement or proxy card, you may contact Morrow Sodali at:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Tel: (800) 662-5200
Banks and brokers call: (203) 658-9400
Email: PAVM.info@investor.morrowsodali.com

You may also contact the Company at:

PAVmed Inc.
360 Madison Avenue, 25th Floor
New York, New York 10017
Attention: Secretary

4

THE REVERSE SPLIT PROPOSAL

On January 30, 2023, the Board unanimously adopted and declared the advisability of an amendment to the Company’s Certificate of Incorporation to effect, at any time prior to the one-year anniversary of the stockholder meeting at which the amendment is approved, (i) a reverse split of the Company’s common stock (which is sometimes called the “Reverse Split” herein) at a specific ratio, ranging from 1-for-5 to 1-for-15, to be determined by the Board in its sole discretion, and (ii) an associated reduction in the number of shares of common stock the Company is authorized to issue (which is sometimes called the “Authorized Capital Reduction” herein), from 250,000,000 shares to 50,000,000 shares. To obtain stockholder approval of the amendment, as required under the DGCL, the Board further directed that the amendment be considered for approval at a special meeting of the Company’s stockholders. Accordingly, at the Special Meeting, stockholders will vote on a proposal to approve the amendment effecting the Reverse Split and the Authorized Capital Reduction.

By approving this proposal, the Company’s stockholders will be deemed to have approved an amendment to the Company’s Certificate of Incorporation effecting the Reverse Split at each of the whole number ratios between 1-for-5 and 1-for-15, inclusive. The Board will determine the ratio of the Reverse Split by choosing which amendment to file with the Delaware Secretary of State. Upon such filing, the amendments effecting the Reverse Split at the other ratios will be deemed abandoned, such that the Board may effect only one Reverse Split. The Board also may elect to effect no Reverse Split. The amendments will be deemed abandoned in their entirety if the Reverse Split and Authorized Capital Reduction are not effectuated within one year from the date of the Special Meeting. In addition, the Board reserves the right to abandon the amendments in their entirety at any time, if the Board determines, in its sole discretion, that the Reverse Split and the Authorized Capital Reduction are no longer in the best interests of the Company and its stockholders.

A consolidated form of certificate of amendment effecting the Reverse Split and the Authorized Capital Reduction is attached as Annex A to this proxy statement.

General Description of the Reverse Split Proposal

Approval of the Reverse Split Proposal will authorize the Company to effect a Reverse Split of its common stock at each of the whole number ratios between 1-for-5 and 1-for-15, inclusive, with the specific ratio to be determined by the Board in its sole discretion.

The Company believes that the availability to the Board of a range of approved ratios will provide the Company with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining which ratio to implement, if any, following the receipt of stockholder approval, the Board may consider, among other things:

●	the historical trading price and trading volume of the common stock;

●	the then-prevailing trading price and trading volume of the common stock and the anticipated impact of the Reverse Split on the trading market for the common stock; and

●	prevailing general market and economic conditions.

The Reverse Stock Split will affect all holders of the common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Split would result in any holder of the common stock receiving fractional shares. Stockholders will not receive fractional shares of common stock in connection with the Reverse Split. Instead, stockholders who otherwise would have been entitled to a fraction of a share as a result of the Reverse Split will receive in lieu thereof one additional whole share.

The table set forth below under “—Effect on Shares of Common Stock” presents, for illustrative purposes only, the approximate number of shares of common stock the Company expects to be outstanding after giving effect to the Reverse Split, at three different Reverse Split ratios within the range set forth above, in each case assuming 97,721,415 shares of common stock outstanding immediately prior to the Reverse Split (which is the amount outstanding, inclusive of shares underlying unvested restricted stock awards, as of February 1, 2023) and without giving effect to the issuance of shares of common stock in lieu of fractional shares.

The Reverse Split itself will not impact the market value of the Company as a whole, although the market value of the common stock may move up or down once the Reverse Split is effective. The Company does not expect the Reverse Split itself to have any economic effect on the Company’s common stockholders, preferred stockholders, debt holders or option holders, except to the extent the Reverse Split will result in issuance of additional shares of common stock in lieu of fractional shares.

5

The determination of the specific ratio for the Reverse Split will not affect the number of shares of common stock the Company is authorized to issue after the Reverse Split. Regardless of the ratio, as a result of the Authorized Capital Reduction, the Company will be authorized to issue 50,000,000 shares of common stock after the Reverse Split.

The Board does not intend for the Reverse Split to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Reasons for the Reverse Split Proposal

Reverse Split

The Board believes that it is in the best interest of the Company’s stockholders to effect the Reverse Split in order to increase the per share trading price of the common stock, for the following reasons.

Regain Nasdaq Compliance. The common stock is publicly traded and listed on Nasdaq under the symbol PAVM. On December 29, 2022, the Company received a notice from the Nasdaq Listing Qualifications Department stating that, for the prior 30 consecutive business days (through December 28, 2022), the closing bid price of the common stock had been below the minimum of $1 per share required for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). The notification letter stated that the Company would be afforded 180 calendar days (until June 27, 2023) to regain compliance. In order to regain compliance, the closing bid price of the common stock must be at least $1 for a minimum of ten consecutive business days. The notification letter also stated that, in the event the Company does not regain compliance within the initial 180-day period, the Company may be eligible for an additional 180-day period. If the Company is not able to regain compliance, the Company’s securities will be subject to delisting from Nasdaq.

Facilitate Investment. The Company believes that the Reverse Split will make the common stock more attractive to a broader range of institutional and other investors, as the Company has been advised that the current per share trading price of the common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.

Reducing the number of outstanding shares of the common stock through the Reverse Split is intended, absent other factors, to increase the per share trading price of the common stock. However, other factors, such as the Company’s financial results, market conditions and market perception of the Company’s business may adversely affect the per share trading price of the common stock. As a result, there can be no assurance that the Reverse Split, if implemented, will result in the intended benefits described above, that the per share trading price of the common stock will increase as expected following the Reverse Split or that the per share trading price of the common stock will not decrease in the future.

Authorized Capital Reduction

As a matter of Delaware law, the implementation of the Reverse Split does not require a reduction in the total number of authorized shares of common stock. However, the amendment to the Company’s Certificate of Incorporation effecting the Reverse Stock Split also will effect the Authorized Capital Reduction. The Authorized Capital Reduction will not be proportional to the ratio of the Reverse Split. Accordingly, while the Authorized Capital Reduction will reduce the number of shares authorized for issuance on an absolute basis, it will have the effect of increasing the number of shares of common stock authorized for issuance relative to the number of shares outstanding. The Board believes the relative increase in the number of shares of common stock authorized for issuance is in the best interests of the Company and its stockholders.

The relative increase will enable the Company to meet its obligations under its outstanding options, warrants and convertible securities, and its equity compensation plans, while retaining flexibility to respond to future business needs and opportunities. For example, the shares may be used for additional equity awards to the Company’s employees, for financing the Company’s business, for acquiring other businesses, or for forming strategic partnerships and alliances. While the Company from time to time explores opportunities for strategic transactions that could result in the issuance of common stock, including equity capital raises, as they arise or as the Company’s needs require, the Company has no current agreement or commitment to issue additional shares of its common stock, except for issuances of common stock upon the exercise of its outstanding options and warrants and the conversion of its outstanding convertible preferred stock and notes.

6

Risks of the Reverse Split Proposal

Risks Related to the Reverse Split

We cannot assure you that the Reverse Split will increase the per share trading price of the common stock as expected or that it will have the desired effects. If the Reverse Split is implemented, the Board expects that the Reverse Split will increase the per share trading price of the common stock. However, the effect of the Reverse Split upon the market price of the common stock cannot be predicted with any certainty.

The history of similar reverse stock splits for companies in similar circumstances is varied. It is possible that the per share trading price of the common stock may decline from the proportionately adjusted price promptly after the Reverse Split. In addition, after the Reverse Split, the per share trading price of the common stock may decrease due to factors unrelated to the Reverse Split. The trading price of the common stock after the Reverse Split will be based on numerous factors unrelated to the number of shares outstanding, such as the Company’s financial results, market conditions and market perception of the Company’s business.

As a result, it is possible that (i) the per share bid price of the common stock after the Reverse Split will not remain in excess of the $1 minimum under the Nasdaq Listing Rules, (ii) the Reverse Split will not result in a per share trading price that would attract institutional investors, professional investors and other members of the investing public or improve the economics of processing trades in the common stock, (iii) if the trading price declines from the proportionately adjusted price promptly after the Reverse Split, the total market capitalization of the Company shortly after the Reverse Split will be lower than it would have been absent the Reverse Split, and (iv) it will be more difficult for the Company to achieve the market capitalization it attained in the recent past, because the absolute per share trading price will need to be proportionately larger.

Even if we regain compliance with Nasdaq’s minimum bid price requirement, we cannot assure you that we will remain in compliance with this requirement or Nasdaq’s other continued listing requirements. Even if the bid price per share of the common stock exceeds $1 per share for the period of time required to regain compliance with Nasdaq’s minimum bid price requirement, the Company may be delisted due to a failure to meet this requirement in the future or due to a failure to meet the other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, minimum number of shares that must be in the public float and the minimum market value of the public float. A decrease in the outstanding shares and total market capitalization of the Company as a result of the Reverse Split, as described above, may exacerbate this risk.

The Reverse Split may decrease the liquidity of the common stock. The liquidity of the common stock may be negatively impacted by the Reverse Split, given the reduced number of shares that would be outstanding after the Reverse Split, particularly if the increased per share trading price resulting from the Reverse Split is not maintained. In addition, the Reverse Split will increase the number of stockholders who own “odd lots” of fewer than 100 shares of the common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Split may not achieve the desired results of increasing marketability of the common stock as described above.

Risks Related to the Authorized Capital Reduction

Future issuances of common stock by the Company may have an adverse effect on the market price of the common stock. While the Authorized Capital Reduction will reduce the number of shares authorized for issuance on an absolute basis, it will have the effect of increasing the number of shares of common stock authorized for issuance relative to the number of shares outstanding. The Company may issue a substantial number of these shares of the common stock under its outstanding options, warrants, preferred stock and convertible notes, as well as under its existing equity compensation plan and employee stock purchase plan. In addition, the Company may issue additional shares of common stock in future financings. Any of the foregoing issuances will dilute the Company’s existing stockholders. Furthermore, the trading price of the common stock could decline as a result of sales of such shares of common stock, or the perception that such sales could occur.

7

Mechanics of the Reverse Split

Effective Time

The effective time of the Reverse Split, if approved by stockholders and implemented by the Company, will be the date and time set forth in the certificate of amendment that is filed with the Delaware Secretary of State. It is expected that such filing will take place promptly following the Special Meeting, assuming the stockholders approve the amendment. The effective time could occur as soon as the business day immediately following the Special Meeting. However, the Company will have up to one year from the date of the Special Meeting to effect the Reverse Split. Within this limit, the exact timing of the filing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders.

Fractional Shares

Stockholders will not receive fractional shares of common stock in connection with the Reverse Split. Instead, stockholders who otherwise would have been entitled to a fraction of a share as a result of the Reverse Split will receive in lieu thereof one additional whole share.

Record and Beneficial Stockholders

Stockholders of record who hold their shares electronically in book entry form do not need to take any action to receive their post-Reverse Split shares of common stock. Stockholders of record who hold their shares of common stock electronically in book-entry form will receive a transaction statement at their address of record as soon as practicable after the effective date of the Reverse Split, indicating the number of post-Reverse Split shares of common stock they own.

Stockholders of record who hold their shares in certificate form will receive a letter of transmittal as soon as practicable after the effective date of the Reverse Split. The Company’s transfer agent will act as “exchange agent” for the purpose of implementing the exchange of such old stock certificates. Holders of old stock certificates will be asked to surrender their stock certificates to the exchange agent in accordance with the procedures set forth in the letter of transmittal. Upon delivery of the old stock certificates, together with the other required documentation properly completed and executed in accordance with the procedures set forth in the letter of transmittal, the Company’s transfer agent will issue the applicable post-Reverse Split shares in book-entry form, as evidenced by a transaction statement that will be sent to the stockholder’s address of record. From the effective time of the Reverse Split until the surrender of the old stock certificates as described herein, the old stock certificates will be deemed to represent the number of whole shares resulting from the Reverse Split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Beneficial stockholders who hold their shares of common stock in “street name” through a bank, broker or other nominee should note that, although the Company intends to treat beneficial stockholders in the same manner as stockholders of record, such banks, brokers or other nominees may have different procedures for processing the Reverse Split than those put in place by the Company for stockholders of record. If you hold your shares in “street name” and if you have questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Principal Effects of the Reverse Split Proposal

Effect on the Common Stock

If the Reverse Split is approved by the stockholders and implemented by the Company, each stockholder will own a reduced number of shares of the common stock. Except for adjustments that may result from the treatment of fractional shares as described above, the proposed reverse split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of the common stock will not be affected by the Reverse Split (other than as a result of the treatment of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of the common stock immediately prior to the Reverse Split would continue to hold 2% of the voting power of the outstanding shares of the common stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the Reverse Split.

The determination of the specific ratio for the Reverse Split will not affect the number of shares of common stock the Company is authorized to issue after the Reverse Split. Regardless of the ratio, as a result of the Authorized Capital Reduction, the Company will be authorized to issue 50,000,000 shares of common stock after the Reverse Split.

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The following table presents, for illustrative purposes only, the approximate number of shares of common stock the Company expects to be outstanding after giving effect to the Reverse Split, at three different Reverse Split ratios within the range set forth above, in each case assuming 97,721,415 shares of common stock outstanding immediately prior to the Reverse Split (which is the amount outstanding, inclusive of shares underlying unvested restricted stock awards, as of February 1, 2023) and without giving effect to the issuance of shares of common stock in lieu of fractional shares.

	As of February 1, 2023	After 1-for-5 Reverse Split	After 1-for-10 Reverse Split	After 1-for-15 Reverse Split
Common Stock Authorized(1)	250,000,000	50,000,000	50,000,000	50,000,000
Common Stock Issued and Outstanding	97,721,415	19,544,283	9,772,141	6,514,761
Number of Shares of Common Stock Issuable Pursuant to Existing Arrangements(2)	39,879,344	7,975,869	3,987,934	2,658,623
Remaining Number of Shares of Common Stock Authorized	112,399,241	22,479,848	36,239,925	40,826,616
Price Per share(3)	$0.5120	$2.5600	$5.1200	$7.6800

(1)	The determination of the specific ratio for the Reverse Split will not affect the number of shares of common stock the Company is authorized to issue after the Reverse Split. Regardless of the ratio, as a result of the Authorized Capital Reduction, the Company will be authorized to issue 50,000,000 shares of common stock after the Reverse Split.

(2)	The number of shares of stock issuable pursuant to existing arrangements as of February 1, 2023 (without giving effect to the Reverse Split) includes the following:

(i)	11,9737,450 shares issuable upon exercise of the Company’s Series Z Warrants at an exercise price of $1.60 per share;

(ii)	6,697,668 shares issuable upon conversion of the Company’s Convertible Notes (as defined in “Description of Common Stock” below), assuming for the purposes hereof that the principal and interest thereon is converted into shares of our common stock at the fixed conversion price of $5.00 per share. The number of shares of common stock to be issued under the Convertible Notes may be substantially greater than this amount, because the principal and interest thereon may be settled in shares of common stock, at a price per share based on the then current market price, but in any event at a price per share not less than floor price specified in the Convertible Notes;

(iii)	1,229,887 shares issuable upon conversion of the Series B Preferred Stock (as defined in “Description of Common Stock” below), assuming for the purposes hereof that all outstanding shares are converted in full at the conversion price of $3.00 per share;

(iv)	18,638,655 shares issuable upon exercise of stock options at a weighted average exercise price of $1.86 per share;

(v)	193,843 shares of our common stock reserved for issuance, but not subject to outstanding awards, under the 2014 Plan (as defined in “Description of Common Stock” below); and

(vi)	1,181,841 shares of our common stock reserved for issuance under the ESPP (as defined in “Description of Common Stock” below).

The number of shares of stock issuable pursuant to existing arrangements, as set forth above, does not reflect future increases in the size of the 2014 Plan and the ESPP that may occur on an annual basis pursuant to the terms of such plans. The number of shares of stock issuable pursuant to existing arrangements, as set forth above, also does not include shares issuable pursuant the sales agreement between the Company and Cantor (as defined in “Description of Common Stock” below), pursuant to which the Company may offer and sell, from time to time, up to $50,000,000 in shares of our common stock to or through Cantor in an “at the market” offering. See the information under “Description of Common Stock” below.

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(3)	The price per share indicated reflects solely the application of the applicable Reverse Split ratio to the closing price of the common stock on February 1, 2023.

The common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the common stock under the Exchange Act.

Immediately after the Reverse Split, the common stock will continue to be listed on Nasdaq under the symbol PAVM, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Split to indicate that the Reverse Split had occurred. There can be no assurance that the Company will regain compliance with Nasdaq’s continued listing requirements, including the minimum bid price requirement, or that the common stock will continue to be listed on the Nasdaq Capital Market.

After the effective date of the Reverse Split, the common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is the number used to identify the common stock.

Effect on Outstanding Derivative Securities and Equity Compensation Plans

The Reverse Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the Company’s outstanding derivative securities, based on the Reverse Split ratio determined by the Board. The adjustments to the Company’s outstanding derivative securities will result in approximately the same aggregate price being required to be paid upon exercise of such exercisable securities, and approximately the same value of shares of common stock being delivered upon such conversion of such convertible securities, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

Under the terms of the 2014 Plan, upon the implementation of a reverse stock split, the compensation committee of the Board may, in its sole discretion, equitably adjust the awards under the 2014 Plan in order to prevent dilution or enlargement of the benefits available under the 2014 Plan (including as to the number of shares subject to the award and the exercise price), equitably adjust the aggregate number of shares reserved for issuance under the 2014 Plan, and equitably adjust the aggregate number of shares that may be issued pursuant to incentive stock options under the 2014 Plan. In accordance with this provision, upon implementation of the Reverse Split, the compensation committee of the Board has determined to proportionately adjust the per share exercise price and the number of shares issuable upon the exercise of employee stock options under the 2014 Plan as described above, and to proportionately adjust the aggregate number of shares reserved for issuance and the aggregate number of shares that may be issued pursuant to incentive stock options, based on the Reverse Split ratio determined by the Board. Restricted stock awards under the 2014 Plan will be treated like all other shares of outstanding common stock.

Under the terms of the ESPP, upon the implementation of a reverse stock split, the compensation committee of the Board must equitably and proportionately adjust the number of shares of common stock that thereafter may be made the subject of options under the ESPP (including the specific limits, maximums and other numbers of shares set forth in the ESPP), to the extent necessary to preserve (but not increase) the level of incentives intended by the ESPP and the then-outstanding options. In accordance with this provision, upon implementation of the Reverse Split, the compensation committee of the Board has determined to proportionately adjust the maximum aggregate number of shares that may be delivered pursuant to options under the ESPP, as well as all limits and other share amounts specifically set forth in the ESPP.

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The table below presents, for illustrative purposes only, the anticipated effect of the Reverse Split on the Company’s outstanding derivative securities and equity compensation plans, at three different Reverse Split ratios within the range set forth above:

	As of February 1, 2023	After 1-for-5 Reverse Split	After 1-for-10 Reverse Split	After 1-for-15 Reverse Split
Series Z Warrants:
Shares Issuable Upon Exercise in Full	11,937,450	2,387,490	1,193,745	795,830
Exercise Price Per Share	$1.60	$8.00	$16.00	$24.00
Convertible Notes:
Shares Issuable Upon Conversion of Outstanding Principal and Interest(1)	6,697,668	1,339,534	669,767	446,511
Fixed Conversion Price Per Share	$5.00	$25.00	$50.00	$75.00
Series B Preferred Stock:
Shares Issuable Upon Conversion in Full	1,229,887	245,977	122,989	81,992
Conversion Price Per Share	$3.00	$15.00	$30.00	$45.00
Employee Stock Options:
Shares Issuable Upon Exercise	18,638,655	3,727,731	1,863,866	1,242,577
Weighted Average Exercise Price Per Share	$1.86	$9.30	$18.60	$27.90
2014 Plan:
Aggregate Remaining Shares Reserved for Issuance(2)	193,843	38,769	19,384	12,923
ESPP:
Aggregate Remaining Shares Reserved for Issuance(2)	1,181,841	236,368	118,184	78,789

(1)	Assumes that the principal and interest thereon is converted into shares of our common stock at the fixed conversion price of $5.00 per share. The number of shares of common stock to be issued under the Convertible Notes may be substantially greater than this amount, because the principal and interest thereon may be settled in shares of common stock, at a price per share based on the then current market price, but in any event at a price per share not less than floor price specified in the Convertible Notes. See the information under “Description of Common Stock” below.

(2)	The number of shares of stock reserved for issuance does not reflect future increases in the size of the 2014 Plan and the ESPP that may occur on an annual basis pursuant to the terms of such plans. See the information under “Description of Common Stock” below.

Effect on the Preferred Stock

The Reverse Split and the Authorized Capital Reduction will have no effect on the number of outstanding shares of Series B Preferred Stock and no effect on the number of shares of preferred stock the Company is authorized to issue (or on the number of such shares designated as Series B Preferred Stock). The Reverse Split will cause the conversion price and the number of shares issuable upon conversion of the Series B Preferred Stock to be proportionately adjusted as described above.

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Accounting Consequences

Upon implementation of the Reverse Split, the par value per share of the common stock will remain unchanged at $0.001 per share. As a result, on the effective date of the Reverse Split, the stated capital on our consolidated balance sheet attributable to the common stock par value will be reduced proportionally from its present amount, based on the Reverse Split ratio selected by the Board, with a corresponding equal increase to the common stock additional paid-in capital. The loss per share and net book value per share will each be higher given the reduced number of shares of common stock issued and outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Reverse Split ratio selected by the Board. If the Reverse Split is implemented, it will reduce the number of shares of common stock outstanding, and will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the Company’s outstanding derivative securities, in accordance with the Reverse Split ratio determined by the Board. Retroactive presentation will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-Reverse Split basis. The Company does not anticipate any other accounting consequences would arise as a result of the Reverse Split.

Material Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Split to the Company’s stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement, all of which are subject to change or differing interpretations which could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. This discussion only addresses stockholders who hold common stock as “capital assets” as defined in the Code (generally, property held for investment). It does not purport to be a complete summary of all potential tax consequences and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of the common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding the common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split. Each stockholder should consult his, her or its own tax advisor as to the particular facts and circumstances that may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Split.

In general, the federal income tax consequences of a Reverse Split will vary among stockholders depending upon whether they receive an additional whole share in lieu of a fractional share or solely a reduced number of shares of common stock in exchange for their old shares of common stock. The Company believes that because the Reverse Split is not part of a plan to increase periodically a stockholder’s proportionate interest in the Company’s assets or earnings and profits, the Reverse Split should have the following federal income tax effects. The Company intends for the Reverse Split to qualify as a “reorganization” pursuant to Section 368(a)(1)(E) of the Code that should qualify as a “recapitalization” for U.S. federal income tax purposes. However, the Company has not sought and will not seek any ruling from the Internal Revenue Service regarding any matters relating to the transaction, and as a result, there can be no assurance that the Internal Revenue Service will not assert, or that a court would not sustain, a contrary position, in which case the consequences of the transaction could be materially different from those described herein. Provided that the Reverse Split qualifies as a “recapitalization,” a stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss, based upon the Reverse Split ratio. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of the common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

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As discussed above, we will not issue fractional shares in connection with the Reverse Split. Instead, stockholders who would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Split ratio would automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. The Internal Revenue Service may take the position that a stockholder who, pursuant to the proposed Reverse Split, receives an additional whole share in lieu of a fractional share should be treated as though the receipt by it of an additional portion of a share results in a distribution, that it results in gain, or that no income or gain is recognized. Any income or gain recognized should not exceed the excess, if any, of the fair market value of such whole share over the fair market value of the fractional share to which the stockholder otherwise was entitled. Stockholders are urged to consult their own tax advisors regarding the tax consequences to them of the issuance of an additional whole share in lieu of a fractional share in the Reverse Split.

The Company will not recognize any gain or loss as a result of the proposed Reverse Split.

A stockholder of the common stock may be subject to information reporting and backup withholding on any additional share issued in lieu of a fractional share in connection with the Reverse Split. A stockholder of the common stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service. Stockholders of the common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote, Appraisal Rights and Recommendation

Approval of the Reverse Split Proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote on such proposal. Neither the DGCL, nor the Company’s Certificate of Incorporation or bylaws, provides for appraisal or other similar rights for dissenting stockholders in connection with the Reverse Split Proposal. Accordingly, stockholders will have no right to dissent and obtain payment for their shares.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE SPLIT PROPOSAL.

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THE ADJOURNMENT PROPOSAL

At the Special Meeting, stockholders will vote on a proposal to approve the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve the Reverse Split Proposal.

At this proposal is adopted, the Board will have the discretion to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. It is possible for the Company to obtain sufficient votes to approve the Adjournment Proposal but not receive sufficient votes to approve the Reverse Split Proposal. In such a situation, the Company could adjourn the meeting for any number of days or hours as permitted under applicable law and attempt to solicit additional votes in favor of such other proposals.

In addition to an adjournment of the Special Meeting upon approval of the Adjournment Proposal, if a quorum is not present at the Special Meeting, the Company’s bylaws allow the Special Meeting to be adjourned for the purpose of obtaining a quorum. Any such adjournment may be made without notice, other than the announcement made at the Special Meeting, by the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Special Meeting. The Board also is empowered under Delaware law to postpone the meeting at any time prior to the meeting being called to order. In such event, the Company would issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

If the stockholders approve the Adjournment Proposal, and the Special Meeting is adjourned, the Company expects to use the additional time to solicit additional proxies in favor of the Reverse Split Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if a majority of the common stock has been voted against the Reverse Split Proposal, the Company could adjourn the Special Meeting without a vote on such proposal, and seek to convince the holders of those shares to change their votes. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the voting on the Reverse Split Proposal.

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes represented in person or by proxy for the other proposals. If the Adjournment Proposal is presented at the Special Meeting and is not approved, the Company may not be able to adjourn the Special Meeting to a later date. As a result, the Company may be prevented from obtaining approval of the other matters.

Required Vote and Recommendation

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote on such proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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DESCRIPTION OF COMMON STOCK

Authorized and Outstanding Capital Stock

The Company is authorized to issue 250,000,000 shares of common stock, par value $0.001, and 20,000,000 shares of preferred stock, par value $0.001. On March 23, 2018, the Company filed a certificate of designations authorizing 1,800,000 shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”). If the Reverse Split and the Authorized Capital Reduction are implemented, the number of authorized shares of common stock will be reduced to 50,000,000 shares, but the number of authorized shares of preferred stock will remain at 20,000,000 shares and the number of such shares designated as Series B Preferred Stock will remain at 1,800,000 shares.

As of February 1, 2023, there were 97,721,415 shares of the Company’s common stock outstanding (inclusive of shares underlying unvested restricted stock awards) and 1,229,887 shares of the Company’s Series B Preferred Stock outstanding, as well as:

●	11,937,450 shares issuable upon exercise of the Company’s Series Z Warrants at an exercise price of $1.60 per share;

●	6,697,668 shares issuable upon conversion of the Company’s Senior Secured Convertible Notes, issued pursuant to that certain securities purchase agreement dated as of March 31, 2022 (the “Convertible Notes”), assuming for the purposes hereof that the principal and interest thereon is converted into shares of our common stock at the fixed conversion price of $5.00 per share. The number of shares of common stock to be issued under the Convertible Notes may be substantially greater than this amount, because the principal and interest thereon may be settled in shares of common stock, at a price per share based on the then current market price, but in any event at a price per share not less than floor price specified in the Convertible Notes;

●	1,229,887 shares issuable upon conversion of the Company’s Series B Preferred Stock, assuming for the purposes hereof that all outstanding shares are converted in full at the conversion price of $3.00 per share;

●	18,638,655 shares issuable upon exercise of stock options at a weighted average exercise price of $1.86 per share;

●	193,843 shares of our common stock reserved for issuance, but not subject to outstanding awards, under the Company’s Fifth Amended and Restated 2014 Long Term Incentive Equity Plan (the “2014 Plan”); and

●	1,181,841 shares of our common stock reserved for issuance under the Company’s Second Amended and Restated Employee Stock Purchase Plan (the “ESPP”).

If the Reverse Split is implemented, it will reduce the number of shares of common stock outstanding, and will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the Company’s outstanding derivative securities, in accordance with the Reverse Split ratio determined by the Board. The Reverse Split will not effect the number of shares of Series B Preferred Stock outstanding. See the additional information under “Principal Effects of the Reverse Split” above.

In addition, the number of shares available under the 2014 Plan will automatically increase on January 1st of each year, through (and including) January 1, 2031, in an amount equal to 5% of the total number of shares of the Company’s common stock outstanding on December 31st of the preceding calendar year, unless the Board provides for a lesser amount. Similarly, the number of shares available for issuance under the ESPP will automatically increase on January 1st of each year, through (and including) January 1, 2031, in an amount equal to the lesser of (a) 2% of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year, and (b) 2,500,000 shares, unless the Board provides for a lesser amount.

Furthermore, we are party to a sales agreement with Cantor Fitzgerald & Co. (“Cantor”), pursuant to which the Company may offer and sell, from time to time, up to $50,000,000 in shares of our common stock to or through Cantor in an “at the market” offering.

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Common Stock

Holders of common stock are entitled to one vote per share on matters on which the Company’s stockholders vote. There are no cumulative voting rights. Subject to any preferential dividend rights of any outstanding shares of preferred stock, holders of common stock are entitled to receive dividends, if declared by the Board, out of funds that the Company may legally use to pay dividends. If the Company liquidates or dissolves, holders of common stock are entitled to share ratably in the Company’s assets once its debts and any liquidation preference owed to any then-outstanding preferred stockholders is paid. The Certificate of Incorporation does not provide the common stock with any redemption, conversion or preemptive rights, and there are no sinking fund provisions with respect to the common stock. All shares of common stock that are outstanding are fully-paid and non-assessable.

Preferred Stock

The Certificate of Incorporation authorizes the issuance of blank check preferred stock. Accordingly, the Board is empowered, without stockholder approval, to issue shares of preferred stock with dividend, liquidation, redemption, voting or other rights which could adversely affect the voting power or other rights of the holders of shares of the common stock. In addition, shares of preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of the Company.

Series B Preferred Stock

The Series B Preferred Stock has a par value of $0.001 per share, no voting rights, a stated value of $3.00 per share, and is convertible into shares of common stock, as discussed below.

The Series B Convertible Preferred stock is senior to the common stock with respect to dividends and assets distributed in liquidation. In this regard, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company or Deemed Liquidation Event (as defined in the certificate of designations for the Series B Preferred Stock), the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the Company’s assets available for distribution to its stockholders, before any payment shall be made to the holders of the common stock by reason of their ownership thereof, an amount per share equal to the greater of (i) the stated value of the Series B Preferred Stock, plus any dividends accrued but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series B Preferred Stock been converted into common stock immediately prior to such liquidation, dissolution, winding up or Deemed Liquidation Event.

At the holders’ election, a share of Series B Preferred Stock is convertible into a number of shares of common stock determined by dividing the stated value of such share of Series B Preferred Stock by the conversion price. The conversion price is $3.00 per share, subject to adjustment for stock dividends, stock splits or similar events affecting the common stock. The Series B Preferred Stock shall not be redeemed for cash and under no circumstances shall the Company be required to net cash settle the Series B Preferred Stock.

The Series B Preferred Stock provides for dividends at a rate of 8% per annum of the stated value per share. Dividends are payable in arrears on January 1, April 1, July 1, and October 1. Dividends accrue and cumulate whether or not declared by the Board. All accumulated and unpaid dividends compound quarterly at the rate of 8% of the stated value per annum. Prior to October 1, 2021, dividends were payable in additional shares of Series B Preferred Stock. Since October 1, 2021, dividends have been payable at our election in any combination of shares of Series B Preferred Stock, cash or shares of common stock.

Dividends

The Company has not paid any cash dividends on the common stock to date. Any future decisions regarding dividends will be made by the Board. The Company does not anticipate paying dividends in the foreseeable future but expects to retain earnings to finance the growth of its business. The Board has complete discretion on whether to pay dividends, subject to the restrictions set forth in the Convertible Notes and related documents and in the certificate of designations for the Series B Preferred Stock. Even if the Board decides to pay dividends, the form, frequency and amount will depend upon the Company’s future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors the Board may deem relevant.

Market

The common stock and the Series Z warrants are traded on the Nasdaq Capital Market under the symbols PAVM and PAVMZ, respectively.

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Anti-Takeover Provisions

Provisions of the DGCL and the Company’s Certificate of Incorporation and bylaws could make it more difficult to acquire the Company by means of a tender offer, a proxy contest or otherwise, or to remove incumbent officers and directors. These provisions, summarized below, are expected to discourage certain types of coercive takeover practices and takeover bids that the Board may consider inadequate and to encourage persons seeking to acquire control of the Company to first negotiate with the Board. The Company believes that the benefits of increased protection of the Company’s ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company outweigh the disadvantages of discouraging takeover or acquisition proposals because, among other things, negotiation of these proposals could result in improved terms for the Company’s stockholders.

Delaware Anti-Takeover Statute. The Company is subject to Section 203 of the DGCL, an anti-takeover statute. In general, Section 203 of the DGCL prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the time the person became an interested stockholder, unless the business combination or the acquisition of shares that resulted in a stockholder becoming an interested stockholder is approved in a prescribed manner. Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status did own) 15% or more of a corporation’s voting stock. The existence of this provision would be expected to have an anti-takeover effect with respect to transactions not approved in advance by the Board, including discouraging attempts that might result in a premium over the market price for the shares of common stock held by the Company’s stockholders.

Classified Board. The Board is divided into three classes. The number of directors in each class is as nearly equal as possible. Directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. The existence of a classified board may extend the time required to make any change in control of the Board when compared to a corporation with an unclassified board. It may take two annual meetings for the Company’s stockholders to effect a change in control of the Board, because in general less than a majority of the members of the Board will be elected at a given annual meeting. Because the Board is classified and the Certificate of Incorporation does not otherwise provide, under the DGCL, the Company’s directors may only be removed for cause.

Vacancies in the Board of Directors. The Company’s Certificate of Incorporation and bylaws provide that, subject to limitations, any vacancy occurring in the Board for any reason may be filled by a majority of the remaining members of the Board then in office, even if such majority is less than a quorum. Each director elected to fill a vacancy resulting from the death, resignation or removal of a director shall hold office until the expiration of the term of the director whose death, resignation or removal created the vacancy.

Advance Notice of Nominations and Shareholder Proposals. The Company’s stockholders are required to provide advance notice and additional disclosures in order to nominate individuals for election to the Board or to propose matters that can be acted upon at a stockholders’ meeting, which may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of the Company.

Special Meetings of Stockholders. Under the Company’s bylaws, special meetings of stockholders may be called by the directors, or the president or the chairman, and shall be called by the secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation outstanding and entitled to vote.

No Cumulative Voting. The DGCL provides that stockholders are denied the right to cumulate votes in the election of directors unless a corporation’s certificate of incorporation provides otherwise. The Company’s Certificate of Incorporation does not provide for cumulative voting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of February 1, 2023, by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock;

●	each of the Company’s officers and directors; and

●	all of the Company’s officers and directors as a group.

The beneficial ownership of each person was calculated based on 97,721,415 shares of the Company’s common stock outstanding as of February 1, 2023 (inclusive of shares underlying unvested restricted stock awards). Except as otherwise indicated, the Company believes all persons named in the table below have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Officers:
Lishan Aklog, M.D.	8,668,194	(2)	8.6%
Dennis M. McGrath	1,282,114	(3)	1.3%
Brian J. deGuzman, M.D.	625,850	(4)	*
Shaun M. O’Neil	739,094	(5)	*
Michael A. Gordon	133,333	(6)	*
Michael J. Glennon	995,395	(7)	1.0%
Timothy E. Baxter	83,334	(8)	*
James L. Cox, M.D.	564,223	(9)	*
Joan B. Harvey	74,729	(10)	*
Ronald M. Sparks	564,223	(11)	*
Debra J. White	99,999	(12)	*
All directors and executive officers as a group (nine individuals)	13,830,938		13.2%
5% Stockholders:
Pavilion Venture Partners LLC	6,534,855	(13)	6.5%

*	Represents less than one percent of class.

(1)	The business address of each of the individuals is 360 Madison Avenue, 25th Floor, New York, New York 10017, unless otherwise indicated.

(2)	Includes: (i) (a) 4,456,570 shares of common stock and (b) 2,078,285 shares of common stock issuable upon the potential exercise of Series Z Warrants, in each case held by Pavilion Venture Partners LLC (“PVP”), of which Dr. Aklog is a member and sole manager, and, accordingly, over the securities of which Dr. Aklog is deemed to have voting and dispositive power; (ii) (a) 20,000 shares of common stock and (b) 10,000 shares of common stock issuable upon the potential exercise of Series Z Warrants, in each case held by HCFP/AG LLC (“HCFP/AG”), of which Dr. Aklog is a co-manager, and, accordingly, over the securities of which Dr. Aklog is deemed to have joint voting and dispositive power; (iii) (a) 1,180,860 shares of common stock and (b) 365,311 shares of common stock issuable upon the potential exercise of Series Z Warrants, in each case held by Dr. Aklog directly or indirectly through his children; and (iv) 557,168 shares of common stock issuable upon the potential exercise of stock options held by Dr. Aklog that have vested or are expected to vest within sixty days as of February 1, 2023. Excludes 116,666 shares of common stock issuable upon the potential exercise of stock options held by Dr. Aklog that will not vest within sixty days as of February 1, 2023. Notwithstanding the foregoing, Dr. Aklog disclaims beneficial ownership of the shares of common stock and Series Z Warrants held by PVP and HCFP/AG, except to the extent of his proportionate pecuniary interest therein.

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(3)	Includes (i) 762,506 shares of common stock; (ii) 12,000 shares of common stock issuable upon the potential exercise of Series Z Warrants; and (iii) 507,608 shares of common stock issuable upon the potential exercise of stock options that have vested or are expected to vest within sixty days as of February 1, 2023, in each case held by Mr. McGrath. Excludes 87,500 shares of common stock issuable upon the potential exercise of stock options held by Mr. McGrath that will not vest within sixty days as of February 1, 2023.

(4)	Includes (i) 42,954 shares of common stock; and (ii) 582,896 shares of common stock issuable upon the potential exercise of stock options that have vested or are expected to vest within sixty days as of February 1, 2023, in each case held by Dr. deGuzman. Excludes 45,830 shares of common stock issuable upon the potential exercise of stock options held by Dr. deGuzman that will not vest within sixty days as of February 1, 2023.

(5)	Includes (i) 268,986 shares of common stock; and (ii) 470,108 shares of common stock issuable upon the potential exercise of stock options that have vested or are expected to vest within sixty days as of February 1, 2023, in each case held by Mr. O’Neil. Excludes 200,000 shares of common stock issuable upon the potential exercise of stock options held by Mr. O’Neil that will not vest within sixty days as of February 1, 2023.

(6)	Includes 133,333 shares of common stock issuable upon the potential exercise of stock options held by Mr. Gordon that have vested or are expected to vest within sixty days as of February 1, 2023. Excludes 266,667 shares of common stock issuable upon the potential exercise of stock options held by Mr. Gordon that will not vest within sixty days as of February 1, 2023.

(7)	Includes (i) 250,000 shares of common stock; and (ii) 745,395 shares of common stock issuable upon the potential exercise of stock options that have vested or are expected to vest within sixty days as of February 1, 2023, in each case held by Mr. Glennon. Excludes 513,331 shares of common stock issuable upon the potential exercise of stock options held by Mr. Glennon that will not vest within sixty days as of February 1, 2023.

(8)	Includes 83,334 shares of common stock issuable upon the potential exercise of stock options held by Mr. Baxter that have vested or are expected to vest within sixty days as of February 1, 2023. Excludes 521,666 shares of common stock issuable upon the potential exercise of stock options held by Mr. Baxter that will not vest within sixty days as of February 1, 2023.

(9)	Includes 564,223 shares of common stock issuable upon the potential exercise of stock options held by Dr. Cox that have vested or are expected to vest within sixty days as of February 1, 2023. Excludes 513,331 shares of common stock issuable upon the potential exercise of stock options held by Dr. Cox that will not vest within sixty days as of February 1, 2023.

(10)	Includes 74,729 shares of common stock issuable upon the potential exercise of stock options held by Ms. Harvey that have vested or are expected to vest within sixty days as of February 1, 2023. Excludes 544,621 shares of common stock issuable upon the potential exercise of stock options held by Ms. Harvey that will not vest within sixty days as of February 1, 2023.

(11)	Includes 564,223 shares of common stock issuable upon the potential exercise of stock options held by Mr. Sparks that have vested or are expected to vest within sixty days as of February 1, 2023. Excludes 513,331 shares of common stock issuable upon the potential exercise of stock options held by Mr. Sparks that will not vest within sixty days as of February 1, 2023.

(12)	Includes 99,999 shares of common stock issuable upon the potential exercise of stock options held by Ms. White that have vested or are expected to vest within sixty days as of February 1, 2023. Excludes 530,001 shares of common stock issuable upon the potential exercise of stock options held by Ms. White that will not vest within sixty days as of February 1, 2023.

(13)	Includes 4,456,570 shares of common stock and 2,078,285 shares of common stock issuable upon the potential exercise of Series Z Warrants held by PVP. The business address of PVP is 10 Hickory Pine Court, Purchase, New York 10577.

19

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company intends to hold its 2023 annual meeting of stockholders on June 29, 2023. As previously disclosed, a proposal that a stockholder intended to present at the 2023 annual meeting of stockholders and wished to be considered for inclusion in the Company’s proxy materials needed to be received by January 2, 2023. All such proposals needed to comply with Rule 14a-8 under the Exchange Act.

The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual meeting. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Accordingly, for the 2023 annual meeting of stockholders, this notice must be received no earlier than March 31, 2023 and no later than April 30, 2023. A notice of a stockholder proposal or director nomination must include the information set forth in the Company’s bylaws. Stockholder proposals and director nominations should be addressed to Secretary, PAVmed Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of our proxy materials at no charge, please notify your broker, bank or other nominee, if you are a beneficial owner, or direct a request to the Company, if you are a holder of record. Holders of record may make send a request in writing to PAVmed Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017, or may make a request by telephone at (212) 949-4319. The Company undertakes to deliver promptly, upon any such written or verbal request, a separate copy of the Company’s proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

The Company does not intend to bring before the Special Meeting any matters other than those specified in the Notice of the Special Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Special Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Special Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

SOLICITATION OF PROXIES

Proxies are being solicited by the Board for use at the Special Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. The Company also has engaged Morrow Sodali as the Company’s proxy solicitor to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow Sodali its customary fee. The Company also will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses.

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In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the proxy statement or proxy card, you may contact Morrow Sodali at:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Tel: (800) 662-5200
Banks and brokers call: (203) 658-9400
Email: PAVM.info@investor.morrowsodali.com

You may also contact the Company at:

PAVmed Inc.
360 Madison Avenue, 25th Floor
New York, New York 10017
Attention: Secretary

By Order of the Board of Directors

Lishan Aklog, M.D.
Chief Executive Officer and Chairman of the Board

[●], 2023
New York, New York

21

ANNEX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

PAVMED INC.

Pursuant to Section 242 of the

General Corporation Law of Delaware

The undersigned Chairman and Chief Executive Officer of PAVmed Inc. (the “Corporation”) does hereby certify:

FIRST: The name of the Corporation is PAVmed Inc.

SECOND: Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment of Certificate of Incorporation of the Corporation, each [●] ([●])1 shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Split”). No fractional shares shall be issued at the Effective Time and, in lieu thereof, each stockholder who would otherwise would have been entitled to receive a fractional share as a result of the Reverse Split shall instead be entitled to receive one additional whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

THIRD: Upon the Effective Time, the Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of Article FOURTH in its entirety and by substituting the following new first paragraph of Article FOURTH in lieu thereof:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 70,000,000 of which 50,000,000 shares shall be Common Stock of the par value of $.001 per share and 20,000,000 shares shall be Preferred Stock of the par value of $.001 per share.”

FOURTH: This Certificate of Amendment of Certificate of Incorporation of the Corporation shall become effective as of [●], 2023 at [●] [a.m./p.m.].

FIFTH: The foregoing amendment to the Corporation’s certificate of incorporation was duly adopted in accordance with the provisions of Sections 242 of the Delaware General Corporation Law.

1 A whole number between 5 and 15.

A-1

IN WITNESS WHEREOF, the undersigned has signed this certificate of amendment on this [●] day of [●], 2023.

Lishan Aklog, M.D.
Chairman and Chief Executive Officer

A-2

PRELIMINARY – SUBJECT TO COMPLETION

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet - QUICK * * * EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

PAVMED INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [ ], 2023.

INTERNET –
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the meeting. To attend: https://www.cstproxy.com/pavmed/sm2022

PLEASE DO NOT RETURN THE PROXY CARDIF YOU ARE VOTING ELECTRONICALLY, BY SMARTPHONE OR TABLET.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PROXY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please mark your vote like this **X**

CONTROL NUMBER

Signature____________________ Signature, if held jointly____________________ Date ________, 2023

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders

▲ FOLD HERE – DO NOT SEPARATE – INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PAVMED INC.

The undersigned appoints Lishan Aklog, M.D. and Dennis McGrath, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of PAVMED INC. held of record by the undersigned at the close of business on FEBRUARY 1, 2023 at the Special Meeting of Stockholders of PAVMED INC. to be held on [ ], 2023, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)